UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

 _________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2020

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Verint Systems Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747

(Address of principal executive offices, and zip code)

(631)	962-9600

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 18, 2020, Verint Systems Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2020 (the "Proxy Statement").

1.	Election of Directors. The Company's stockholders elected the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dan Bodner	48,791,186	3,437,499	3,015,374
John Egan	47,832,329	4,396,356	3,015,374
Stephen Gold	51,673,272	555,413	3,015,374
Penelope Herscher	48,823,938	3,404,747	3,015,374
William Kurtz	51,293,875	934,810	3,015,374
Andrew Miller	51,935,763	292,922	3,015,374
Richard Nottenburg	50,881,275	1,347,410	3,015,374
Howard Safir	49,596,185	2,632,500	3,015,374
Earl Shanks	51,210,904	1,017,781	3,015,374
Jason Wright	51,828,899	399,786	3,015,374

2.
Ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm. The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accountants for the year ending January 31, 2021. The results of the voting were 54,609,487 votes for, 626,488 votes against, and 8,084 abstentions.

3.
Approval of Named Executive Officer Compensation. The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The results of the voting were 42,204,350 votes for, 10,001,587 votes against, 22,748 abstentions, and 3,015,374 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	June 19, 2020

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer